AMENDMENT No. 1

TO

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

AMENDED AND RESTATED

EMPLOYEE AND DIRECTOR LONG-TERM INCENTIVE PLAN

Dated as of: July 1, 2021

    THIS AMENDMENT NO. 1 TO THE GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. AMENDED AND RESTATED EMPLOYEE AND DIRECTOR LONG-TERM INCENTIVE PLAN (the “Plan”) is made as of this 1st day of July, 2021 by Griffin Realty Trust, Inc. (the “Company”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

WHEREAS, the Company maintains the Plan, as amended and restated effective March 30, 2020; and

WHEREAS, the Company desires to amend the Plan to reflect the update name of the Company and the Company’s operating partnership.

NOW, THEREFORE, the Plan is hereby amended effective as of July 1, 2021, as follows:

1.The name of the Plan is the “Griffin Realty Trust, Inc. Amended and Restated Employee and Director Long-Term Incentive Plan.”

2.Section 1.1 of the Plan is hereby amended and restated as follows:

1.1    Purposes. The purposes of the Griffin Realty Trust, Inc. (the “Company”) Amended and Restated Employee and Director Long-Term Incentive Plan (the “Plan”) are to:

(a)provide incentives to individuals chosen to receive share-based awards because of their ability to improve operations and increase profits;
(b)encourage selected persons to accept or continue employment or other service relationship with the Company or any Affiliate of the Company; and
(c)increase the interest of Directors in the Company’s welfare through their participation in the growth in value of the Company’s Stock.

To accomplish these purposes, this Plan provides a means whereby Employees of the Company or any Affiliate that the Committee deems important to the Company’s long-term success, Directors and other enumerated persons may receive Awards.

3.The definition of “OP Units” set forth in Section 1.3 of the Plan is hereby amended and restated as follows:

    “OP Units” means units of limited partnership of GRT OP, L.P., subject to the rights, preferences and other privileges as designated in the Partnership Agreement.

4.The definition of “Partnership Agreement” set forth in Section 1.3 of the Plan is hereby amended and restated as follows:

    “Partnership Agreement” means the Fifth Amended and Restated Limited Partnership Agreement of GRT OP, L.P., as may be amended from time to time.

5.The definition of “Plan” set forth in Section 1.3 of the Plan is hereby amended and restated as follows:

    “Plan” means this Griffin Realty Trust, Inc. Amended and Restated Employee and Director Long-Term Incentive Plan

6.Unless amended herein, all other terms and conditions of the Plan shall remain in full force and effect. This Amendment No. 1 may be executed by facsimile or other electronic transmission.

[Signature page follows]

    IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 as of the date first written above.

                        Griffin Realty Trust, Inc.

    By: /s/ Michael J. Escalante

        Michael J. Escalante

        Chief Executive Officer and President